EXHIBIT  10.9.3



   July 10, 1996

   Bio-Rad Laboratories, Inc.
   1000 Alfred Nobel Drive
   Hercules, California 94547

   Attn:  Mr. Thomas C. Chesterman

         Re:  Amendment No. 3 to Credit Agreement (this "Amendment")

   Gentlemen/Ladies:

        We make reference to that certain Credit Agreement, dated as of February 18, 1994, among Bio-Rad Laboratories, Inc. (the "Borrower"), the lenders party thereto (the "Lenders") and The First National Bank of Chicago, as agent (the "Agent") (as modified, amended, extended and renewed from time to time, the "Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth for such terms in the Agreement.

        The Borrower has requested certain amendments to the Agreement, as hereinafter set forth and the Agent and the Lenders have agreed to such amendments. Therefore, the Borrower, the Lenders and the Agent hereby agree to amend the Agreement as follows:

        1.   The definition of "Facility Termination Date" set forth in
             Article I is amended by deleting "March 1, 1998" and inserting "April 30, 1999" in lieu thereof.

        2. Section 2.5 is amended by deleting the commitment fee table set forth therein and inserting the following therefor:

                                       Commitment Fee

                       Fixed Charge Coverage Ratio       Commitment Fee

                       Less than or equal to 2.0 to 1.0        0.30%

                       Greater than 2.0 to 1.0 but less
                        than or equal to 2.5 to 1.0            0.25%

                       Greater than 2.5 to 1.0 but less
                        than or equal to 3.0 to 1.0            0.20%

                       Greater than 3.0 to 1.0                 0.15%






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        3.   Section 2.10  is amended by deleting  the Applicable Margin
             table  set  forth  therein  and  inserting  the   following
             therefor:



                               Applicable Margin

   Fixed Charge                 Floating Rate     Eurodollar       CD RATE
   Coverage Ratio                 Advances         Advances        Advances

   Less than or equal
        to 2.0 to 1.0                -0-            1.000%          1.125%

   Greater than 2.0 to 1.0
        and less than or
        equal to 2.5 to 1.0          -0-            0.750%          0.875%

   Greater than 2.5 to 1.0
       and less than or
       equal to 3.0 to 1.0           -0-            0.550%          0.675%

   Greater than 3.0 to 1.0           -0-            0.450%          0.575%


        4. Section 6.1 (iii) is amended by deleting "signed by its chief financial officer" and inserting "signed by its chief financial officer or treasurer" in lieu thereof.

        5. Section 6.2 is amended by deleting the second sentence thereof and inserting the following in lieu thereof:

             "The Borrower will not, nor will it permit any Subsidiary to, use any of the proceeds of the Advances to purchase or carry any "margin stock" (as defined in Regulation U) or to make any Acquisition, other than non-hostile Acquisitions of Persons engaged in the same line of business as the Borrower or any Subsidiary."

        6. Section 6.15 is deleted in its entirety and the following is inserted in lieu thereof:

             "6.15. [Intentionally Omitted.]"

        Except for the amendments herein contained, the terms, conditions and covenants of the Agreement remain in full force and effect and are hereby ratified and confirmed.

        In order to induce the Lenders to enter into this Amendment, the Borrower represents and warrants to the Lenders that no Default or Unmatured Default exists and the representations and warranties set forth in Article V are true and correct on and as of the date hereof as if made on the date hereof.

        This Amendment shall be construed in accordance with the internal laws (and not the law of conflicts) of the State of Illinois, but giving effect to federal laws applicable to national banks.

        This Amendment shall become effective as of the date first above written upon the Agent's receipt of the following:

         (i) counterparts of this Amendment duly executed by the Borrower and each of the Lenders;

        (ii) a copy, certified by the Secretary or an Assistant Secretary of the Borrower, of the Borrower's Board of Director's resolutions authorizing the execution of this Amendment; and

        (iii) an incumbency certificate, executed by the Secretary or an Assistant Secretary of the Borrower, which shall identify by name and title and bear the signature of the officers of the Borrower authorized to sign this
             Amendment and to make borrowings thereunder, upon which certificate the Agent and the Lenders shall be entitled to rely until informed of any change in writing by the Borrower.

        This Amendment may be executed in any number of counterparts, all of which taken together shall constitute an agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

                                 BIO-RAD LABORATORIES, INC.

                                 By:    /s/ Thomas L. Braje
                                 Title: Vice President

                                 THE FIRST NATIONAL  BANK OF  CHICAGO,
                                    Individually and as Agent

                                 By:    /s/ L. Gene Beube
                                 Title: Senior Vice President

                                 THE BANK OF CALIFORNIA, N.A.

                                 By:    /s/ Wanda Headrick
                                 Title: Vice President

                                 SOCIETE GENERALE

                                 By:    /s/ J. Blaine Shaum
                                 Title: Regional Manager